                                                                    May 1, 2000


[PHOTO]

Dear Shareholder:

  The Zweig Fund, Inc.'s net asset value increased 1.4% for the three months ended March 31, 2000. This includes the $0.30 distribution paid on January 10, 2000. During the same period, the S&P 500 Index/1/ gained 2.3%, including dividends. Maintaining our risk-averse policy, the Fund's equity exposure during the first quarter averaged approximately 54%.

  We were very conservative during the quarter. Our models were not favorable, so we held a high amount of cash. The main problem was our sentiment indica-tor. It showed high speculation in the over-the-counter market, a large margin debt build-up, and poor put-call ratios. These figures pointed to excessive optimism, a market negative.

  Our monetary models did improve from poor to neutral because we had a fairly good rally in the government bond market. Long rates fell 100 basis points. However, government agency and corporate bonds did not rally nearly as much as the 30-year Treasury bond. On the monetary negative side, the Federal Reserve has tightened five times and may tighten some more.

  Short-term rates for Treasury bills have gone up in yield, and that is not a good sign. Because short-term rates rose while long-term rates declined, the yield curve (the relationship between short- and long-term rates) has gotten flat and, in some cases, has actually inverted. This is not generally a great sign for the economy or the stock market, another reason for our cautious pos-ture.


                             DISTRIBUTION DECLARED

  On March 20, 2000, the Fund announced a distribution of $0.30 payable on April 26, 2000, to shareholders of record on April 10, 2000. Including this distribution, our total payout since the Fund's inception totals $15.26.


                                MARKET OUTLOOK

  The Nasdaq made headlines last month. After outperforming the S&P 500 Index and the Dow Jones Industrial Average, it started to fall by its own weight. I think it just got too far ahead of itself. In some instances, price/earnings ratios ranged from ultra-high to infinite, while the Nasdaq soared 255% in 18 months. It's hard to know what triggered the fall. Perhaps it was excessive speculation or the temporary bad news on bio-tech stocks.

  We have seen two markets lately--the Nasdaq technology-type and the old-economy stocks. Aside from Nasdaq, the rest of the market did not perform very well in the first quarter until March when it somewhat rallied. The average stock has done poorly for two years. However, the Nasdaq technology stocks had very strong performance until March and have been pounded for the last month or so.

  In March money began to flow out of the technology, or new-economy stocks, into the old-economy stocks. Some of the older more mundane companies just reached fairly reasonable price levels. Some investors started to think that they became so cheap that there could be leveraged buyouts or cash takeovers. Also, some

--------
/1/ The S&P 500 Index is an unmanaged, commonly used measure of stock market total-return performance. The index is not available for direct investment.

of the tech stocks, especially the Internet-related ones, had achieved ex-tremely high price/earnings ratios. Investors may have decided to get more de-fensive, and money shifted from one group to another. The market could just as easily shift back again. It may or may not indicate the end of the "Wild West" style of investing. That is why we have to keep monitoring the indicators.

  As of this writing, the market is wondering what the Fed will do at its next meeting. My guess is that it will raise rates another 25 basis points. I think a 50 basis-point boost would shock the market, and I don't believe the Fed really wants to do that. But, it is worried about inflation, which did accelerate recently.

  We had a very poor report on the Consumer Price Index, which is now running at an increase of about 3.7% annually. This is up from a low of perhaps 1.4%. Other indicators, such as the purchasing managers' price index, are also moving up. Rightly or wrongly, the Fed is concerned about the danger of inflation and has been increasing interest rates.

  The Fed has already had an impact on the stock market, but it has affected the new- and old-economy stocks differently. It adversely affected the old-economy stocks first and only belatedly hurt the technology stocks. No indica-tor is perfect. Following the Fed is not a foolproof way to play the market, but it does give you some odds. If the Fed keeps on raising rates, it is prob-ably not a great thing for the stock market.

  Another problem facing the market is the huge amount of margin debt, which has soared to a record $278 billion in the last 12 months. A big part of that increase came within the last five months--almost $100 billion in five months! I don't think that's at all healthy.

  The good news is that undoubtedly some of the margin debt was taken off the books when the Nasdaq slumped recently. It's too soon to know what the current numbers are. During the 1998 market slide, approximately 16% of the debt was wiped out. Even if that much was taken off here, the figure would still be way above where it was even a few months ago.

  Also overhanging the market are the hundreds of billion dollars worth of shares held by insiders that will reach their so-called lockup limits in the months ahead and be eligible for sale. These are options held by early invest-ors or management, primarily in companies with initial public offerings in the last year or so, that cannot be exercised before a certain date. This is defi-nitely a threat. Some of these stocks were already sold in the marketplace in record numbers and hurt the companies involved.

  One thing I am not particularly concerned about is our trade deficit, which jumped to a record $29.2 billion in February. Some analysts have voiced concern that a weaker dollar, which could raise the prices of imported products, could be inflationary and ultimately cause a recession. I don't put much stock in that reasoning. Look at Japan--despite an enormous trade surplus, it is in a depression.

  Meanwhile, the U.S. economy grew at a 7.3% annual rate in the fourth quarter, the fastest in almost 16 years. However, there are potential factors that could bring our longest economic expansion to an end. The Fed could do it by raising rates high enough to put a monkey wrench into the economy. The drop in Nasdaq might already have had a somewhat negative wealth effect. Further declines might lop a point or more from our gross national product.

  It is always hard to say in advance what might slow down an economy. The yield curve, which I mentioned earlier, is inverted or close to it. That has been a reasonably reliable indicator for forecasting a recession. We have not always had a recession after an inverted yield curve, but the odds are better than even. It is possible that we could have one, maybe next year. I don't really have an opinion whether there will be a recession; however, I do know that the law of business cycles has not been repealed. We will still have cycles, but I don't think they will be as violent as they were in the past.

  Summing up, the market positives include the fact that the bond market has acted fairly well, and a few of our sentiment indicators got better when the Nasdaq recently broke down. The negatives include the uptick in inflation, the five interest rate hikes by the Fed, and our overall package of sentiment indi-cator numbers that still aren't very good.

  Valuations, or price/earnings ratios, appear on both sides of the ledger. They are still very high on a number of new-economy stocks but are modest and, in some cases, cheap on some of the old-economy stocks. This indicator seems neutral to me.

  In view of the above, we are sitting here in a conservative position right now. I am not bearish and I am not bullish. I would be glad to raise our exposure, especially if there is more pessimism on the market. As always, we will be defensive, a posture that has helped us so far this year.


                             PORTFOLIO COMPOSITION

  At the end of the first quarter, our leading industry groups included tech-nology, telecommunications, financial services, energy, and health care. We added to our holdings in technology, energy, and health care. Our positions in telecommunications and financial services were little changed. We trimmed our holdings in media and retail, both of which had appeared among our top sectors at year-end.

  Our leading individual holdings as of March 31, 2000, included Microsoft, General Electric, Cisco, EMC, Intel, Nokia, Morgan Stanley Dean
Witter, Dell, Applied Materials, and America Online. During the quarter we increased our positions in Microsoft, America Online, Dell, and Applied Materials, while Intel gained through appreciation. We sold out our stake in Knight-Ridder and trimmed our holdings in Wal-Mart, Amgen, Grupo Televisa, and Tribune Co., all of which had been listed among our top individual holdings at year-end.

                Sincerely,

                /s/ Martin E. Zweig, Ph.D.

                Martin E. Zweig, Ph.D.
                Chairman

                              THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS
                                 March 31, 2000
                                  (Unaudited)

                                                         Number of
                                                          Shares       Value
                                                         ---------   ----------
Common Stocks                                     54.52%
Aerospace & Air Transport                          0.37%
  Boeing Co. ...........................................   69,900    $2,651,831
                                                                     ----------
Automotive                                         1.06%
  Delphi Automotive Systems Corp. ......................  210,000     3,360,000
  General Motors Corp. .................................   52,200     4,322,813
                                                                     ----------
                                                                      7,682,813
                                                                     ----------
Building & Forest Products                         0.92%
  Cemex S.A. de CV, ADR.................................  140,000(a)  3,167,500
  Georgia-Pacific Group.................................   87,500     3,461,719
                                                                     ----------
                                                                      6,629,219
                                                                     ----------
Chemicals                                          0.34%
  Air Products & Chemicals, Inc. .......................   87,500     2,488,281
                                                                     ----------
Commercial Services                                0.30%
  Modis Professional Services, Inc. ....................  174,900(a)  2,164,388
                                                                     ----------
Consumer Products                                  1.43%
  Adolph Coors Co., Class B.............................   89,600     4,284,000
  PepsiCo, Inc. ........................................  175,000     6,048,437
                                                                     ----------
                                                                     10,332,437
                                                                     ----------
Electronics -- Electrical                          2.13%
  General Electric Co. .................................   63,000     9,776,813
  SCI Systems, Inc. ....................................  104,900(a)  5,644,931
                                                                     ----------
                                                                     15,421,744
                                                                     ----------
Engineering & Machinery                            0.86%
  Ingersoll-Rand Co. ...................................  140,000     6,195,000
                                                                     ----------
Financial Services                                 6.39%
  Allstate Corp. .......................................  177,300     4,221,956
  American International Group, Inc. ...................   70,000     7,665,000
  Chase Manhattan Corp. ................................   70,000     6,103,125
  Fannie Mae............................................  105,000     5,925,938
  H & R Block, Inc. ....................................   71,600     3,204,100
  Lehman Brothers Holdings, Inc. .......................   63,000     6,111,000
  Merrill Lynch & Co., Inc. ............................   45,500     4,777,500
  Morgan Stanley Dean Witter & Co. .....................  100,200     8,172,562
                                                                     ----------
                                                                     46,181,181
                                                                     ----------

                                                         Number of
                                                          Shares       Value
                                                         ---------   ----------
Health Care                                        3.53%
  Amgen, Inc. ..........................................   88,800(a) $5,450,100
  Baxter International, Inc. ...........................  122,500     7,679,219
  Bristol-Myers Squibb Co. .............................   52,400(a)  3,026,100
  Schering-Plough Corp. ................................  140,000     5,145,000
  United HealthCare Corp. ..............................   70,000     4,173,750
                                                                     ----------
                                                                     25,474,169
                                                                     ----------
Investment Companies                               1.51%
  Asia Tigers Fund, Inc. ...............................   70,000       726,250
  Emerging Markets Infrastructure Fund, Inc. ...........  142,716     1,855,308
  Gabelli Global Multimedia Trust, Inc. ................   82,700     1,457,587
  INVESCO Global Health Sciences Fund, Inc. ............  143,400     2,446,763
  Korea Fund, Inc. .....................................  105,000     1,568,437
  Morgan Stanley Dean Witter Asia Pacific Fund, Inc. ...   70,000       761,250
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. ................................................  119,600     2,078,050
                                                                     ----------
                                                                     10,893,645
                                                                     ----------
Manufacturing                                      0.72%
  Tyco International Ltd. ..............................  105,000     5,236,875
                                                                     ----------
Media                                              3.46%
  Comcast Corp., Class A................................  125,100     5,426,213
  Grupo Televisa S.A., GDR..............................   70,000     4,760,000
  Infinity Broadcasting Corp. ..........................  140,000(a)  4,532,500
  New York Times Co. (The), Class A.....................   71,800     3,082,912
  Tribune Co. ..........................................   70,000     2,559,375
  Viacom, Inc., Class B.................................   87,300(a)  4,605,075
                                                                     ----------
                                                                     24,966,075
                                                                     ----------
Oil & Oil Services                                 4.44%
  AES Corp. ............................................   52,500     4,134,375
  Apache Corp. .........................................  105,000     5,223,750
  BJ Services Co. ......................................   52,500(a)  3,878,438
  Enron Corp. ..........................................   70,000     5,241,250
  Exxon Mobil Corp. ....................................   70,000     5,446,875
  Transocean Sedco Forex, Inc. .........................   69,900     3,586,744
  USX-Marathon Group....................................  175,000     4,560,937
                                                                     ----------
                                                                     32,072,369
                                                                     ----------
Retailing                                          3.13%
  Best Buy Co., Inc. ...................................   71,500(a)  6,149,000
  Home Depot, Inc. .....................................   70,200     4,527,900
  Lowe's Companies, Inc. ...............................   70,000     4,086,250
  Target Corp. .........................................   52,500     3,924,375
  Wal-Mart Stores, Inc. ................................   70,200     3,896,100
                                                                     ----------
                                                                     22,583,625
                                                                     ----------

                                                        Number of
                                                         Shares        Value
                                                        ---------   -----------
Steel & Heavy Machinery                           0.14%
  Bethlehem Steel Corp. ...............................  175,000(a) $ 1,050,000
                                                                    -----------
Technology                                       16.04%
  Adobe Systems, Inc. .................................   34,900      3,884,806
  America Online, Inc. ................................  122,500(a)   8,238,125
  Applied Materials, Inc. .............................   86,000(a)   8,105,500
  Atmel Corp. .........................................   35,000(a)   1,806,875
  Cisco Systems, Inc. .................................  127,800(a)   9,880,537
  Compuware Corp. .....................................  140,000(a)   2,948,750
  Cypress Semiconductor Corp. .........................   77,000(a)   3,797,063
  Dell Computer Corp. .................................  160,600(a)   8,662,362
  EarthLink, Inc. .....................................  122,500(a)   2,381,094
  EMC Corp. ...........................................   71,000(a)   8,875,000
  Fiserv, Inc. ........................................   70,000(a)   2,603,125
  Intel Corp. .........................................   72,500      9,565,469
  Jabil Circuit, Inc. .................................  104,800(a)   4,532,600
  JDS Uniphase Corp. ..................................   35,000(a)   4,219,688
  Lucent Technologies, Inc. ...........................   70,300      4,270,725
  Microsoft Corp. .....................................  104,500(a)  11,103,125
  Motorola, Inc. ......................................   41,900      5,965,513
  Remedy Corp. ........................................   52,500(a)   2,211,563
  Sawtek, Inc. ........................................   35,000(a)   1,839,687
  Sun Microsystems, Inc. ..............................   52,500(a)   4,919,414
  USinternetworking, Inc. .............................   78,750(a)   3,051,562
  Yahoo! Inc. .........................................   17,500(a)   2,999,062
                                                                    -----------
                                                                    115,861,645
                                                                    -----------
Telecommunications                                6.81%
  ADC Telecommunications, Inc. ........................   52,500(a)   2,828,438
  AT&T Corp.  .........................................   70,000      3,937,500
  CenturyTel, Inc. ....................................  69,900       2,595,037
  MCI WorldCom, Inc. ..................................  144,150      6,531,797
  Nokia Corp., ADR.....................................   43,200(a)   9,385,200
  Nortel Networks Corp. ...............................   42,000      5,292,000
  SBC Communications, Inc. ............................   70,000      2,940,000
  Tele Norte Leste Participacoes S.A., ADR.............  177,900      4,736,588
  Telefonos de Mexico S.A., Class L, ADR...............  105,400      7,061,800
  Telephone & Data Systems, Inc........................   35,000      3,885,000
  Telocity, Inc. ......................................      700(a)       8,662
                                                                    -----------
                                                                     49,202,022
                                                                    -----------
Utilities--Electric                               0.94%
  Energy East Corp. ...................................   68,200      1,351,212
  PECO Energy Co. .....................................  105,000      3,871,875
  Texas Utilities Co. .................................   52,500      1,558,594
                                                                    -----------
                                                                      6,781,681
                                                                    -----------
    Total Common Stocks..........................................   393,869,000
                                                                    -----------

                                                    Principal
                                                     Amount       Value
                                                   ----------- ------------
Short-Term Investments                      45.33%
  Avery Dennison Corp., 6.28%, 4/03/00............ $28,500,000 $ 28,490,057
  Citibank Capital Market, 6.31%, 4/03/00.........  30,000,000   29,989,484
  Emerson Electric Co., 6.07%, 4/04/00............  30,800,000   30,784,420
  Ford Motor Credit Corp., 6.08%, 4/06/00.........  30,000,000   29,974,667
  General Electric Capital Corp., 6.05%, 4/04/00..  25,000,000   24,987,396
  General Mills Corp., 6.06%, 4/13/00.............  24,000,000   23,951,520
  Goldman Sachs Group L.P., 6.04%, 4/17/00........  25,000,000   24,932,889
  Honeywell Corp., 6.25%, 4/03/00.................  26,400,000   26,390,833
  Merrill Lynch & Co., 6.08%, 4/07/00.............  30,000,000   29,969,600
  Pharmacia & Upjohn Co., 6.06%, 4/03/00..........  30,000,000   29,989,900
  SLM Holdings Corp., 6.27%, 4/03/00..............  18,100,000   18,093,695
  UBS Financial Corp., 6.25%, 4/03/00.............  30,000,000   29,989,583
                                                               ------------
    Total Short-Term Investments..............................  327,544,044
                                                               ------------
    Total Investments -- 99.85%...............................  721,413,044
    Cash and Other Assets Less Liabilities -- 0.15%...........        1,109,622
                                                               ------------
    Net Assets (Equivalent to $12.01 per share based on
     60,135,623 shares
     of capital stock outstanding) -- 100.00%................. $    722,522,666
                                                               ============

--------
(a) Non-income producing security.

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS
                                March 31, 2000
                                  (Unaudited)

                                                              Net Asset Value
                                       Total Net Assets          per share
                                   -------------------------  ----------------
Beginning of period: December 31,
 1999 ............................              $733,522,537          $  12.20
  Net investment income........... $ 3,465,427                $ 0.06
  Net realized and unrealized
   gains on investments...........   3,575,397                  0.05
  Dividends from net investment
   income and distributions from
   net long-term and short-term
   capital gains.................. (18,040,695)                (0.30)
                                   -----------                 -----
  Net decrease in net assets/net
   asset value....................              $(10,999,871)            (0.19)
                                                ------------          --------
End of period: March 31, 2000.....              $722,522,666          $  12.01
                                                ============          ========


-------------------------------------------------------------------------------
                                KEY INFORMATION

1-800-272-2700Zweig Shareholder
              Relations:
              For general information
              and literature
1-800-272-2700The Zweig Fund, Inc. Hot Line:
              For updates on net asset value, share price, major industry groups and other key information

          REINVESTMENT PLAN

   Many of you have questions about
 our reinvestment plan. We urge
 shareholders who want to take
 advantage of this plan and whose
 shares are held in "Street Name,"
 to consult your broker as soon as
 possible to determine if you must
 change registration into your own
 name to participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

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




                      [This page intentionally left blank]

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Christopher M. Capano
Vice President

Nancy J. Engberg
Secretary

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
100 Bright Meadow Boulevard
PO Box 2200
Enfield, CT 06083-2200

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022


--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1375                                                              4902-1Q-00

Quarterly Report

Zweig

The Zweig Fund, Inc.

March 31, 2000

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       INVESTMENT PARTNERS